Exhibit 10.48

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made by and among TTR Technologies, Inc. (the "Company"), and the investors listed on Schedule I hereto (collectively, the "Investors" and each an "Investor"), each of whom has executed a signature page hereto.

                                    RECITALS

I. The Investors desire to purchase from the Company and the Company desires to issue and sell to the Investors Shares of its Common Stock of the Company (the "Common Stock"), upon the terms set forth in the Company's Subscription Agreement dated February 18, 2000 (the "Agreement").

II. To induce Investors to purchase Shares, the Company is willing under certain circumstances to register under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), Common Stock underlying the Common Stock to be purchased by the Investors.

      NOW THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Required Registrations.

      i) The Company will include the Registrable Securities in a registration statement (the "Automatic Registration Statement") which the Company will prepare and file within 45 days after the closing of this private placement with the SEC under the Securities Act of 1933 and use its best efforts to have declared effective by the SEC within 60 days following the closing of this private placement so as to permit the public trading of the Registrable Securities no later than 90 days following the closing of this private placement.

      ii) If the Company fails to have the registration statement which is ultimately used to register the Registrable Securities, declared effective by the SEC within 90 days following the Closing Date, then, the Company shall continue to use its best efforts to cause the SEC to promptly declare the effectiveness of, the Automatic Registration Statement so as to permit the public trading of the Registrable Securities pursuant thereto.

      iii) Once the Automatic Registration Statement is declared effective by the SEC, the Company will maintain the effectiveness of the Automatic Registration Statement until at least the earlier date to occur (the "Release Date") of (i) the date that all of the Registrable Securities have been sold pursuant to the Automatic Registration Statement and (ii) the date that the holders of the Registrable Securities receive an opinion of counsel to the Company that they may sell their Registrable Securities (without limitation or restriction as to quantity or timing and without registration under the Act) pursuant to Rule 144(k) of the Act or otherwise. If the Company fails to keep the Automatic Registration Statement continuously effective during such period, then the Company shall, promptly upon the request of the Investors holding at least 50% of the unsold Registrable Securities included therein, use its best efforts to update the Automatic Registration Statement or file a new registration statement covering the unsold Registrable Securities, subject to the terms and provisions hereof.

      iv) The Registration Expenses shall be paid by the Company with respect to all registrations effected pursuant to this Section.

2. Restrictions on Transfer. Notwithstanding the registration of any Registrable Securities, each Investor shall not sell or offer to sell any Registrable Securities until after the automatic registration has been declared effective.

3. Registration Procedures. In connection with any registration of Registrable Securities, the Company shall:

      i) prepare and file with the Securities and Exchange Commission a registration statement on the appropriate form under the Securities Act, which form shall be available for the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

      ii) notify each holder of Registrable Securities of the effectiveness of the registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary or appropriate to keep such registration statement effective for the period required for sale of the Registrable Securities and cause such prospectus as so supplemented to be filed as required under the Securities Act, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

      iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

      iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions where such registration or qualification is required as any seller reasonably requests and do any and all other' acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable


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

            Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

      v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement as then in effect, contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact required to be stated therein or omit to state any fact necessary to make the statements therein not misleading;

      vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or traded, and, if not so listed or traded, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use commercially reasonable efforts to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

      vii) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the selling holders or the managing underwriters, if any, may request at least ten Business Days prior to any sale of Registrable Securities; provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

      viii) enter into such customary agreements (including, if there is an underwriter, underwriting agreements in customary form);

      ix) make available for inspection by any sellers of Registered Securities any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company that is customary, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

      x) cooperate, and cause the Company's officers, directors, employees and independent accountants to cooperate, with the selling holders of Registrable


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

            Securities and the managing underwriters, if any, in the sale of the Registrable Securities and take any actions necessary to promote, facilitate or effectuate such sale;

      xi) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission;

      xii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

4. Registration Expenses.

      i) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required under the rules and regulations of the NASD), fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications and determination of their eligibility for investment under applicable laws), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), underwriters (excluding underwriters' discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance if such insurance coverage is obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

      ii) Each holder of securities included in any registration hereunder shall pay the discounts and commissions allocable to the Registrable Securities of the holder and the Fees and expenses of such holder's counsel.

5.    Registration Penalty

      a) In the event the Company fails to have the registration statement covering the registrable securities declared effective within 90 days following the closing, the Company will pay to the holder an amount equal to 2% of the amount invested per month until the registration statement has been declared effective.


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

6.    Indemnification and Contribution

      i) The Company agrees to indemnify each holder of Registrable Securities which is included in a registration statement pursuant to
            Section 1 herein, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities
            Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

      ii) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company and any underwriter reasonably requests for use in connection with any such registration statement or prospectus and shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder.

      iii) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party


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

            a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      iv) If the indemnification provided for in this Section 5 is unavailable to an indemnified party under paragraphs (a) or (b) hereof in respect to any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the holder of Registrable Securities in connection with the statements or omissions that resulted in such losses, claim, damages, liabilities or expenses. The relative fault of the Company and the holder of Registrable Securities in connection with the statements that resulted in such losses, claims, liabilities or expenses shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material facts or the omission or alleged omission to state a material fact relates to information supplied by the Company or the holder of the Registrable Securities and the parties relative intent, knowledge, access to information and opportunity to correct such statement or omission.

      v) Notwithstanding any other provision of this Section, the liability of any holder of Registrable Securities for indemnification or contribution under this Section shall be individual to each holder and shall not exceed an amount equal to the number of shares sold by such holder of Registrable Securities multiplied by the net amount per share which he receives in such underwritten offering.

      vi) The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

7.    Definitions.

      "Common Stock" means the Company's Common Stock, without par value.

      "NASD" means the National Association of Securities Dealers.

      "Person" means any individual, corporation, partnership, limited liability company, trust, estate, association, cooperative, government or governmental entity (or any branch, subdivision or agency thereof) or any other entity.

      "Registrable Securities" means any Common Stock issued or issuable upon conversion of the Series A Preferred Stock.

      "Registrable Securities" means any of the Warrant Share Registrable Securities, the Note Share Registrable Securities or the Preferred Share Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or eligible to be sold to the public through a broker, dealer or market maker


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

      in compliance with Rule 144 under the Securities Act (or any such rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

      "Securities Act" means the Securities Act of 1933, as amended.

8.    Miscellaneous.

      i) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

      ii) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities.

      iii) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. A person is deemed to be a holder of Registrable Securities whenever such person is the registered holder of Registrable Securities. Upon the transfer of any Registrable Securities, the transferring holder of Registrable Securities shall cause the transferee to execute and deliver to the Company a counterpart of this Agreement.

      iv) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      v) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

      vi) Descriptive Heading. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      vii) Governing Law. The corporate law of New York shall govern all issues and questions concerning the relative rights of the Company and its shareholders. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance


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

            with, the laws of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than New York.

      viii) Consent to Jurisdiction: Service of Process. Company and Investor hereby irrevocably consent to the jurisdiction of the Courts of New York State and any and all actions and proceedings in connection with this Agreement, and irrevocably consent, in addition to any methods of service of process permissible under applicable law, to service of process by certified mail, return receipt requested to the address of Company and Investor as set forth herein. Nothing in this Section shall affect or limit the right of any Investor to serve legal process in any other manner permitted by law. Company and Investor agree that in any action or proceeding brought by them in connection with this Agreement or the transactions contemplated hereby, exclusive jurisdiction shall be in the courts of the Courts of New York.


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

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement this ________ day of _________________, 2000.

PARTNERSHIP, CORPORATION or TRUST:


Signature

Print Name of Subscriber Organization

Print Name and Title of Person Signing

Address:


-------------------------------------------------
Number and Street


-------------------------------------------------
City                 State               Zip Code

ACCEPTED AND AGREED to this _____ day of ____________, 2000.

TTR Technologies, Inc.

By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------


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

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                    REGISTRATION RIGHTS AGREEMENT SUPPLEMENT
--------------------------------------------------------------------------------

                          REGISTRATION RIGHTS AGREEMENT

Add Section 3 Paragraphs m and n to Registration Rights Agreement

xiii) Notwithstanding the forgoing, if at any time or from time to time after the date of effectiveness of the Automatic Registration Statement, the Company notifies the Investors in writing of the existence of a Potential Material Event, the Investors shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided however, that the Company may not so suspend the right to such holders of Registrable Securities to such holders of Registrable Securities during the periods the Automatic Registration Statement is required to be in effect other than during a Permitted Suspension Period. The term (I) "Permitted Suspension Period" means one or more suspension periods during any consecutive 12-month period which suspension periods, in the aggregate, do not exceed fifty (50) days, provide, however, that no one such suspension period shall either (I) be for more than twenty (20) days or (ii) begin less than ten (10) business days after the last day of the preceding suspension (whether or not such last day was during or after a Permitted Suspension Period) and (ii) 'Potential Material Event any of the following: (I) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced determinations in good faith by the Board Directors of the Company that disclosure of such information in the registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in registration statement would be detrimental to the business and aggairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination.

xiv) Notwithstanding the effectiveness of the Automatic Registration Statement the undersigned agrees not to sell any shares purchased in this private placement for a period of 90 days following the closing.

Initial  ____________